UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
 (Rule 14a-101)

INFORMATION REQUIRED IN
PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

NuStar Energy L.P.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

NUSTAR ENERGY L.P. 19003 IH-10 WEST SAN ANTONIO, TX 78257

V01468-P88231

You invested in NuStar Energy L.P. and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the unitholder meeting to be held on April 27, 2023.

Get informed before you vote
View the Form 10-K and Notice and Proxy Statement online OR you can receive a free paper or  email  copy  of  the  material(s)  by requesting prior to April 13, 2023. If you would like to request  a  copy of  the  material(s) for this and/or future  unitholder meetings,  you may (1) visit  www.ProxyVote.com,  (2)  call  1-800-579-1639  or  (3)  send  an  email  to  sendmaterial@proxyvote.com.  If  sending an email, please include your control number (indicated below)  in  the  subject  line.  Unless  requested,  you  will  not  otherwise receive a paper or email copy.

For complete information and to vote, visit www.ProxyVote.com

Control #

Smartphone users Point your camera here and vote without entering a control number	Virtually at:	Vote Virtually at the Meeting* April 27, 2023 11:00 a.m. Central Time
www.virtualshareholdermeeting.com/NS2023

*Please check the meeting materials for any special requirements for meeting attendance.
V1.1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the
upcoming unitholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors
Nominees:
	01) Jelynne LeBlanc Burley	For
02) Robert J. Munch
03) Martin Salinas, Jr.
04) Suzanne Allford Wade
2.	To ratify the appointment of KPMG LLP as NuStar Energy L.P.’s independent registered public accounting firm for 2023.	For
3.	To approve the Amended and Restated Nustar Energy L.P. 2019 Long-Term Incentive Plan.	For
NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

V01469-P88231